Exhibit 10.1
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND INCREMENTAL TERM LOAN AGREEMENT (this “Amendment”), dated as of June 19, 2015, is among AGCO CORPORATION, a Delaware corporation (“AGCO”), AGCO INTERNATIONAL LIMITED, an English corporation (“AGCO UK”), AGCO INTERNATIONAL HOLDINGS B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Netherlands (“AGCO BV”; and together with AGCO and AGCO UK, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, each of the banks or other financial institutions which is a signatory hereto, as a Lender, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as administrative agent for itself and certain other parties (in its capacity as administrative agent, together with its successors in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, the Administrative Agent and the financial institutions party thereto as “Lenders” (each individually, a “Lender” and collectively, the “Lenders”) have entered into that certain Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, TD Bank, N.A. has been appointed as a Co-Documentation Agent for the Credit Agreement;
WHEREAS, Borrowers have requested that certain terms and conditions of the Credit Agreement be amended as more specifically set forth herein;
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, AGCO desires the right to request the borrowing of Incremental Term Loans in Euros in an aggregate principal amount not to exceed the Equivalent Amount of $355,000,000 (the “Tranche 1 Incremental Term Loans”); and
WHEREAS, the Administrative Agent and the Lenders have agreed to the requested amendments, and certain of the Lenders as indicated on the signature pages hereof (the “Committing Lenders”) have agreed to fund the Tranche 1 Incremental Term Loans, in each case on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as of the Effective Date as follows:

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Section 1:Amendment to Credit Agreement.
1.1.    Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby modified and amended by deleting the definitions of “Applicable Margin”, “Maturity Date” and “Outstandings” in their entirety and inserting in lieu thereof, respectively, the following:
““Applicable Margin” means, as of any date of determination, the per annum interest rate margin from time to time in effect and payable, set forth below:

Level	Net Leverage Ratio	Applicable Margin for LIBO Rate Loans and for Base Rate Loans in Offshore Currencies	Applicable Margin for Base Rate Loans in U.S. Dollars	Applicable Margin for Unused Fee
I	Greater than or equal to 2.50 to 1.00	1.75%	0.25%	0.25%
II	Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	1.50%	0.00%	0.20%
III	Greater than or equal to 1.00 to 1.00 but less than 1.75 to 1.00	1.25%	0.00%	0.175%
IV	Less than 1.00 to 1.00	1.00%	0.00%	0.15%
; provided, however, if, as of any date of determination and subject to Section 1.3, AGCO’s corporate family rating (as updated to give effect to the Transactions) from (1) either S&P or Moody’s is not “BBB-” or “Baa3”, respectively, or better, the Applicable Margin for both the Base Rate Loans and the LIBO Rate Loans shall be increased by 0.25% from the applicable amount shown in the table above and the Applicable Margin for the Unused Fee shall be increased by 0.05% from the applicable amount shown in the table above, and (2) both S&P and Moody’s is not “BBB-” and “Baa3”, respectively, or better, the Applicable Margin for both the Base Rate Loans and the LIBO Rate Loans shall be determined without reference to Level IV above and, if the Net Leverage Ratio at such determination date is less than 1.00 to 1.00, the Applicable Margin shall instead be at Level III for such period. The Applicable Margin for each Loan and the Unused Fee shall be determined by reference to the Net Leverage Ratio in effect from time to time at the end of each Fiscal Quarter based on the financial statements for the most recently ended Fiscal Quarter and the three immediately preceding completed

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Fiscal Quarters; provided, however, that (x) no change in the Applicable Margin shall be effective until three (3) Business Days after the date on which the Administrative Agent receives financial statements pursuant to Sections 5.1(a) and (b), as the case may be, and a certificate of an Authorized Financial Officer of AGCO demonstrating such ratio, attaching thereto a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by AGCO in determining such Net Leverage Ratio, (y) the Applicable Margin shall be at Level IV as set forth in the table above from the Agreement Date through and including the third Business Day after the Administrative Agent receives the information required by clause (x) of this proviso for the Fiscal Quarter ending June 30, 2014, and (z) the Applicable Margin shall be at Level I as set forth in the table above (i) if AGCO has not submitted to the Administrative Agent the information described in clause (x) of this proviso as and when required under Sections 5.1(a) and (b), as the case may be, for so long as such information has not been received by the Administrative Agent, and (ii) at the election of the Administrative Agent or the Required Lenders, upon the occurrence and during the continuation of any Event of Default (whether or not the Default Rate of interest shall then be in effect). Anything contained herein to the contrary notwithstanding, in the event that any financial statement or any financial compliance schedule or certificate (a “Compliance Certificate”) required to be delivered pursuant to Section 5.1(c) is shown to be inaccurate (regardless of whether this Agreement, or any Loans or Commitments are in effect or outstanding when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin with respect to any Loans or the Unused Fee for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then the Borrowers shall immediately (a) deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (b) determine the Applicable Margin with respect to such Loans and the Unused Fee for such Applicable Period based upon the corrected Compliance Certificate, and (c) pay to the Administrative Agent the accrued additional interest and the Unused Fee owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly distributed to the Lenders. Notwithstanding the foregoing, the Applicable Margin for (1) the Tranche 1 Incremental Term Loans shall be the interest rate margin per annum set forth in the table above (and subject to the increases set forth above in this paragraph), and (2) any other Incremental Term Loan advanced after the Tranche 1 Incremental Term Loans shall be the interest rate margin per annum governing such Tranche of Incremental Term Loans as set forth in the related Notice of Incremental Term Loan Borrowing, subject to Section 2.14 hereof. This provision shall not limit the rights of the Administrative Agent and the Lenders with respect to Section 2.5(c) and Article 7.
“Maturity Date” means June 26, 2020.
“Outstandings” means, on any date of determination:

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(a)    the aggregate principal amount of all Swing Line Loans made to AGCO, plus the aggregate outstanding principal amount of the Term Loans in U.S. Dollars and of the Equivalent Amount in U.S. Dollars of all Term Loans in Offshore Currencies, plus the aggregate principal amount of all Revolving Loans in U.S. Dollars and of the Equivalent Amount in U.S. Dollars of all Revolving Loans in Offshore Currencies, in each case outstanding on such date of determination; plus
(b)    the L/C Obligations outstanding on such date of determination.”
1.2.    Further Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby further modified and amended by adding the following definition thereto in appropriate alphabetical order:
““Tranche 1 Incremental Term Loans” means that certain Tranche of Incremental Term Loans in Euros in an aggregate principal amount designated by AGCO not to exceed the Equivalent Amount of $355,000,000 made pursuant to that certain First Amendment to Credit Agreement and Incremental Tem Loan Agreement dated as of June 19, 2015.”
1.3.    Amendment to Section 2.14 (Incremental Term Loans). Section 2.14 of the Credit Agreement is hereby modified and amended by deleting clause (a) of such section in its entirety and inserting in lieu thereof, the following:
(a)    Following the Agreement Date, AGCO may from time to time through the Maturity Date, propose that additional term loans in U.S. Dollars or the Equivalent Amount in the requested Offshore Currency be made to it or any of the other Borrowers in accordance with this Section (each, an “Incremental Term Loan”) by delivering a Notice of Incremental Term Loan Borrowing to the Administrative Agent substantially in the form of Exhibit N hereto (a “Notice of Incremental Term Loan Borrowing”), specifying (subject to the restrictions set forth in clause (b) below) therein the (i) amount of the Tranche of Incremental Term Loans requested (which Tranche shall, unless otherwise approved by the Lenders making such Incremental Term Loans, be in a minimum principal amount of $100,000,000 and integral multiples of $50,000,000 in excess thereof (or in each case the Equivalent Amount in the requested Offshore Currency)), (ii) requested advance date of the proposed Incremental Term Loans comprising such Tranche (which shall be at least 15 Business Days from the date of delivery of the Notice of Incremental Term Loan Borrowing), (iii) the interest rate to be applicable to all Incremental Term Loans in such Tranche, (iv) [Reserved], and (v) the amount of any upfront or closing fees to be paid by the Borrowers to the Lenders funding the Tranche of Incremental Term Loans requested (it being acknowledged that there shall be no upfront or closing fees payable by the Borrowers in connection with the borrowing of Tranche 1 Incremental Term Loans). Subject to the last sentence in clause (d) below, each Notice of Incremental Term Loan Borrowing delivered by AGCO shall be irrevocable and shall be binding upon all Loan Parties. At the time of delivery of the Notice of

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Incremental Term Loan Borrowing, AGCO shall also deliver to the Administrative Agent a certificate of a Responsible Employee of AGCO certifying (A) that AGCO and its Subsidiaries are in compliance with the financial covenants set forth in Section 6.10 hereof before and after giving effect to such Incremental Term Loan Borrowing, and (B) that no Default or Event of Default then exists or would be caused thereby.
1.4.    Further Amendment to Section 2.14(b) (Incremental Term Loans). Section 2.14 of the Credit Agreement is hereby further modified and amended by deleting the first sentence of clause (b) of such section in its entirety and inserting in lieu thereof, the following:
“The aggregate principal amount of all Tranches of Incremental Term Loans made pursuant to this Section shall not exceed $400,000,000 (excluding for purposes of such calculation, the Tranche 1 Incremental Term Loans).”
1.5    Amendment to Cover Page. The cover page of the Credit Agreement is hereby modified and amended by (i) inserting TD Bank, N.A. as a Co-Documentation Agent and (ii) replacing “HSBC Bank USA” with “HSBC Bank USA, National Association”.
SECTION 2:    Tranche 1 Incremental Term Loans
2.1.    Tranche 1 Incremental Term Loans. Each Committing Lender hereby commits to fund on the date specified in the Tranche 1 Incremental Term Loan Notice (as defined below), the Tranche 1 Incremental Term Loans in the aggregate principal amount of up to the amount set forth for such Committing Lender on Schedule I hereto (the “Tranche 1 Commitments”) on the terms and subject to the conditions set forth in the Tranche 1 Incremental Term Loan Notice, this Amendment and the Credit Agreement; provided however, that the funding date specified in the Tranche 1 Incremental Term Loan Notice shall be no later than, and all conditions precedent to the funding of such Tranche 1 Incremental Term Loans shall be satisfied by, December 31, 2015. To the extent the principal amount of Tranche 1 Incremental Term Loans requested in the Tranche 1 Incremental Term Loan Notice is less than the Tranche 1 Commitments, the Tranche 1 Incremental Term Loan shall be funded by the Committing Lenders on a pro rata basis in accordance with the Tranche 1 Commitments, and any Tranche 1 Commitment not so funded shall automatically terminate. Additionally, all Tranche 1 Commitments shall automatically terminate on December 31, 2015 if the conditions precedent to the funding of such Tranche 1 Incremental Term Loans shall not have been satisfied by such date.
2.2.    Interest Payments. Borrowers shall pay interest on the Tranche 1 Incremental Term Loans in accordance with the Credit Agreement. The Applicable Margin for the Tranche 1 Incremental Term Loans shall be the Applicable Margin for the applicable Type of Loan set forth in the definition of “Applicable Margin” in the Credit Agreement.
2.3.    Term Loan Lenders. Each Committing Lender acknowledges and agrees that upon its execution of this Amendment and the funding of its portion of the Tranche 1 Incremental Term Loans, such Committing Lender shall become a “Term Loan Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents with respect to its Tranche 1 Incremental Term Loans, and shall be subject to and bound by the terms thereof as a

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Term Loan Lender, and shall perform all the obligations of and shall have all rights of a Term Loan Lender thereunder with respect to its portion of the Tranche 1 Incremental Term Loans.
2.4.    Conditions to Funding. The obligation of the Committing Lenders to make the Tranche 1 Incremental Term Loans is subject to the satisfaction of all conditions precedent to the effectiveness of this Amendment, the satisfaction of the conditions set forth in Section 3.2 of the Credit Agreement and the satisfaction of the following conditions:
(a)    Notice. The Administrative Agent shall have received the Notice of Incremental Term Loan Borrowing at least 5 Business Days prior to the requested advance date of the Tranche 1 Incremental Term Loans (the “Tranche 1 Incremental Term Loan Notice”);
(b)    Repayment. The Committing Lenders shall be satisfied that, prior to the Borrowing of the Tranche 1 Incremental Term Loans on the applicable funding date, the Borrowers shall have repaid the Initial Term Loan in an Equivalent Amount equal to or greater than the amount of the Tranche 1 Incremental Term Loans to be advanced in Euros on such date;
(c)    Opinion Letters. The Administrative Agent shall have received a favorable opinion of (i) Troutman Sanders LLP, counsel to the Loan Parties, (ii) internal counsel to AGCO BV and (iii) internal counsel to AGCO UK; and
(d)    Certificate. At the time of delivery of the Tranche 1 Incremental Term Loan Notice, AGCO shall have delivered to the Administrative Agent a certificate of a Responsible Employee of AGCO certifying (i) that AGCO and its Subsidiaries are in compliance with the financial covenants set forth in Section 6.10 of the Credit Agreement before and after giving effect to such Incremental Term Loan Borrowing, and (ii) that no Default or Event of Default then exists or would be caused thereby.
2.5.    Credit Agreement Governs. Except as set forth in this Amendment, the Tranche 1 Incremental Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents. Subject to the requirement in Section 2.04(a) hereof, the Lenders hereby agree that the delivery requirement contained in Section 2.14(a) of the Credit Agreement with respect to the Tranche 1 Incremental Term Loan Notice is waived.
2.6.    Recordation of the Tranche 1 Incremental Term Loans. The Administrative Agent will record any Tranche 1 Incremental Term Loan made by the Committing Lenders in the Register upon the funding thereof. Notwithstanding anything in the Credit Agreement, including Section 9.6(l) thereof, each Farm Credit Bank designated as a Voting Participant in Schedule II attached hereto shall be a Voting Participant for purposes of the Tranche 1 Incremental Term Loans without delivery of a Voting Participant Notification (and the voting rights of the selling Lender identified on such Schedule shall be correspondingly reduced, respectively) and without the prior written consent of the Administrative Agent, in each case in connection with their respective participation interests set forth on such Schedule as of the advance date of the Tranche 1 Incremental Term Loans.
2.7.    Acknowledgment of Committing Lenders. Each Committing Lender (a) confirms that it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and provide its share of the

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Tranche 1 Incremental Term Loans set forth on Schedule I hereto; and (b) agrees that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit decisions in entering into this Amendment and providing its share of the Tranche 1 Incremental Term Loans set forth on Schedule I hereto. Each Committing Lender acknowledges and agrees that Schedule I accurately sets forth the amount of such Committing Lender’s commitment to provide Tranche 1 Incremental Term Loans.
2.8.    Acknowledgments of Loan Parties. Each Loan Party hereby acknowledges that the Tranche 1 Incremental Term Loans, and all interest, fees and other amounts due in connection therewith, are part of the “Obligations” under the Credit Agreement.
SECTION 3:    Conditions Precedent. This Amendment shall become effective as of the date set forth above upon the Administrative Agent’s receipt of each of the following, in form and substance satisfactory to the Administrative Agent (the “Effective Date”):
(a)    Amendment. From Borrowers, Guarantors, the Administrative Agent, and the Lenders, a counterpart of this Amendment signed and delivered on behalf of such party;
(b)    Fees. The payment from AGCO of (i) an amendment fee in U.S. Dollars to the Administrative Agent, for the account of the Lenders in the amount of 0.05% of the sum of the (x) Revolving Loan Commitments of such Lenders and (y) the principal amount of the outstanding Initial Term Loans of such Lenders, to be allocated pro rata among such Lenders in accordance with their pro rata shares and (ii) all other fees as may be owing to the Administrative Agent by Borrowers; and
(c)    Additional Documentation. Such additional documentation and information as the Administrative Agent or its legal counsel may reasonably request.
SECTION 4:    Miscellaneous
4.1.    Representations and Warranties. In consideration of the execution and delivery of this Amendment by the Administrative Agent and the Lenders, each Loan Party hereby represents and warrants in favor of the Administrative Agent and the Lenders as follows:
(a)    The execution, delivery and performance by each Loan Party of this Amendment (i) are all within each Loan Party’s corporate or limited liability company powers, (ii) have been duly authorized by all necessary corporate or limited liability company or other organizational action of such Loan Party, (iii) do not require any consent, authorization or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (iv) are not in contravention of Applicable Law and will not violate the terms of such Loan Party’s charter, bylaws or other organizational document, (v) will not violate or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, (vi) will not conflict with or result in a breach or contravention of any order of any Governmental Authority, and (vii) will not result in the creation or imposition of any Lien upon any property of any Loan Party;

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(b)    This Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws and principles of equity;
(c)    As of the date hereof and after giving effect to this Amendment, the representations and warranties made by or with respect to the Loan Parties, or any of them, under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent previously fulfilled with respect to specific prior dates; and
(d)    No event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.
4.2.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Administrative Agent, and the Lenders party hereto agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the Effective Date, the terms of the Credit Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.
4.3.    Affirmation of Guaranty Agreements. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under each Guaranty Agreement to which such Guarantor is a party remains in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith and the funding of the Tranche 1 Incremental Term Loans shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreement.
4.4.    Reference to and Effect on the Loan Documents; No Other Amendments. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except for the amendments set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any other provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and each Loan Party hereby ratifies and confirms its

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obligations thereunder. Each Loan Party acknowledges and expressly agrees that the Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all other terms and provisions of the Credit Agreement and the other Loan Documents. It is hereby understood by each Loan Party that the foregoing amendment by the Administrative Agent and the Lenders shall not be deemed to establish a course of conduct so as to justify an expectation by any Loan Party that the Administrative Agent and the Lenders will entertain or grant their consent to any future such requests by such Loan Party. Further, it is hereby understood by each Loan Party that the foregoing amendment shall not be deemed, or interpreted as, a consent by the Administrative Agent and the Lenders to modify or waive compliance with the terms and conditions of the Credit Agreement or the other Loan Documents except as specifically provided herein.
4.5.    Costs and Expenses. AGCO agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
4.6.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
4.7.    Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.
4.8.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except any Loan Party may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.
4.9.    Counterparts: Effectiveness. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.
4.10.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.11.    Entire Agreement. This Amendment embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be

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contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.
4.12.    Loan Documents. This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement.
4.13.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS AND GUARANTORS:	AGCO CORPORATION

	By:	/s/ David Williams
Name: David Williams
Title: Vice President and Treasurer

AGCO INTERNATIONAL LIMITED

	By:	/s/ Roger Batkin
Name: Roger Batkin
Title: Vice President, General Counsel and Corporate Secretary

AGCO INTERNATIONAL HOLDINGS B.V.

	By:	/s/ Roger Batkin
Name: Roger Batkin
Title: Vice President, General Counsel and Corporate Secretary

By:
Name:
Title:

MASSEY FERGUSON CORP.

	By:	/s/ David Williams
Name: David Williams
Title: Vice President and Treasurer

THE GSI GROUP, LLC

	By:	/s/ David Williams
Name: David Williams
Title: Vice President and Treasurer

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

ADMINISTRATIVE AGENT AND LENDER:	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent and a Lender and a Committing Lender

	By:	/s/ Nader Pasdar
Name: Nader Pasdar
Title: Managing Director

	By:	/s/ Eric J. Rogowski
Name: Eric J. Rogowski
Title: Executive Director

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

LENDERS:	SUNTRUST BANK, as a Lender and a Committing Lender

	By:	/s/ David A. Ernst
Name: David A. Ernst
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and a Committing Lender

By:	/s/ Mustafa Khan
Name: Mustafa Khan
Title: Director

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and a Committing Lender

By:	/s/ John A. Horst
Name: John A. Horst
Title: Executive Director

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

HSBC BANK USA, N.A., as a Lender and a Committing Lender

By:	/s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

PNC BANK NATIONAL ASSOCIATION, as a Lender and a Committing Lender

By:	/s/ James R. Pryor
Name: James R. Pryor
Title: Managing Director

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

REGIONS BANK, as a Lender and a Committing Lender

By:	/s/ Stephen T. Hatch
Name: Stephen T. Hatch
Title: Senior Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

TD BANK, N.A., as a Lender and a Committing Lender

By:	/s/ Michele Dragonetti
Name: Michele Dragonetti
Title: Senior Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

LLOYDS BANK PLC (formerly known as LLOYDS TSB BANK PLC), as a Lender

By:	/s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Committing Lender

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

COBANK, ACB, as a Lender and a Committing Lender

By:	/s/ Natalya Rivkin
Name: Natalya Rivkin
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and a Committing Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and a Committing Lender

By:	/s/ Karen McClain
Name: Karen McClain
Title: Managing Director

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender and a Committing Lender

By:	/s/ Kathryn S. Reuther
Name: Kathryn S. Reuther
Title: Senior Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender and a Committing Lender

By:	/s/ Gabrielle Uzdin
Name: Gabrielle Uzdin
Title: Banking Officer

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

BANK OF THE WEST, as a Lender and a Committing Lender

By:	/s/ Nicholas Bourne
Name: Nicholas Bourne
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

BAYERISCHE LANDESBANK NEW YORK BRANCH, as a Lender and a Committing Lender

By:	/s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

By:	/s/ Gina Sandella
Name: Gina Sandella
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

BANK OF AMERICA, N.A., as a Lender and a Committing Lender

By:	/s/ Matthew N. Walt
Name: Matthew N. Walt
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

1ST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Dale A. Richardson
Name: Dale A. Richardson
Title: Vice President, Capital Markets Group

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	/s/ Joe Beiting
Name: Joe Beiting
Title: Credit Officer

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Ria Estrada
Name: Ria Estrada
Title: Manager, Capital Markets Credit Analysis

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By:	/s/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

UNITED FCS, FLCA (f/k/a FARM CREDIT SERVICES OF MINNESOTA VALLEY, FLCA) dba FCS COMMERCIAL FINANCE GROUP, as a Voting Participant

By:	/s/ Daniel J. Best
Name: Daniel J. Best
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ John Boyes
Name: John Boyes
Title: Executive Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Casey Kinzer
Name: Casey Kinzer
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

BADGERLAND FINANCIAL, FLCA, as a Voting Participant

By:	/s/ William O’Connor
Name: William O’Connor
Title: Assistant Chief Credit Officer

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s/ Linda Sander
Name: Linda Sander
Title: Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

AGCHOICE FARM CREDIT, FLCA, as a Voting Participant

By:	/s/ Geoffrey Manderewicz
Name: Geoffrey Manderewicz
Title: Assistant Vice President

FIRST AMENDMENT TO A&R CREDIT AGREEMENT
AND INCREMENTAL TERM LOAN AGREEMENT

Schedule I
Tranche 1 Incremental Term Loan Commitments

Committing Lenders	Incremental Term Loan
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH	€39,043,264.16
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	€30,851,539.46
SUNTRUST BANK	€28,293,176.22
JPMORGAN CHASE BANK, N.A.	€26,534,470.63
HSBC BANK USA, N.A.	€17,235,862.12
PNC BANK NATIONAL ASSOCIATION	€16,883,573.69
TD BANK, N.A.	€13,564,837.86
REGIONS BANK	€12,003,165.67
BRANCH BANKING AND TRUST COMPANY	€11,791,567.60
U.S. BANK NATIONAL ASSOCIATION	€8,002,110.45
COBANK, ACB	€72,381,058.11
SUMITOMO MITSUI BANKING CORPORATION	€7,804,256.07
WELLS FARGO BANK, NATIONAL ASSOCIATION	€6,243,404.85
THE NORTHERN TRUST COMPANY	€6,441,259.23
BANK OF AMERICA, N.A.	€5,731,589.30
BANK OF THE WEST	€4,682,553.64
BAYERISCHE LANDESBANK NEW YORK BRANCH	€4,682,553.64
TOTAL	€312,170,242.70

ATL 20667599v7

Schedule II
Tranche 1 Incremental Term Loan Voting Participants

Participant Under CoBank, ACB	Tranche I Incremental Term Loan Commitment
1st Farm Credit Services, FLCA	€10,145,532.89
United FCS, FLCA (f/k/a Farm Credit Services of Minnesota Valley, FLCA) dba FCS Commercial Finance Group	€9,431,606.06
Farm Credit Bank of Texas	€9,160,381.06
Farm Credit Mid-America, FLCA	€8,988,083.25
Farm Credit Services of America, FLCA	€7,804,256.07
Northwest Farm Credit Services, FLCA	€5,360,616.14
Badgerland Financial, FLCA	€5,101,644.91
Farm Credit West, FLCA	€4,682,553.64
American AgCredit, FLCA	€2,341,276.82
AgChoice Farm Credit, FLCA	€1,560,851.21

ATL 20667599v7